     LAND COURT SYSTEM                            REGULAR SYSTEM
--------------------------------------------------------------------------------

AFTER RECORDATION, RETURN BY MAIL (  )  PICK UP (  )
     John R. Aube, Esq.
     WATANABE, ING & KAWASHIMA
     745 Fort Street, 5th & 6th Floors
     Honolulu, Hawaii  96813
--------------------------------------------------------------------------------

Pages:       4
       --------------
TMK:  See attached Exhibit "A"


                         RELEASE OF NEGATIVE PLEDGE AGREEMENT


KNOW ALL MEN BY THESE PRESENTS:

     That FIRST HAWAIIAN BANK, a Hawaii corporation, whose principal place of business is at 999 Bishop Street, Honolulu, Hawaii, as administrative and co-syndication agent (the "Agent") for Bank of America NT&SA, The First National Bank of Chicago, Bank Boston, N.A., Bank of Hawaii, Bank One, Arizona, NA, and First Hawaiian Bank, collectively, the "Banks" under that certain Negative Pledge Agreement dated March 29, 1996, made by Schuler Homes, Inc., a Delaware corporation, filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Land Court Document No. 2303947, noted on the Transfer Certificates of Titles described in Exhibit "A" attached hereto, and also recorded in the Bureau of Conveyances of the State of Hawaii (the "Bureau") as Document No. 96-056281, as amended by that certain Amendment to Negative Pledge Agreement dated March 27, 1997, filed in said Office as Document No. 2374602 and also recorded in said Bureau as Document No. 97-044909, (hereinafter collectively called the "Negative Pledge"), in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, the receipt of which is hereby acknowledged, does hereby cancel, release and forever discharge the Negative Pledge;

     PROVIDED ALWAYS that in all other respects, the indebtedness and obligations secured thereby, shall remain unaltered and unaffected by this instrument.

     IN WITNESS WHEREOF, said FIRST HAWAIIAN BANK has caused these presents to be duly executed by its duly authorized officer this 29th day of April, 1998.

                              FIRST HAWAIIAN BANK

                              By /s/ Alvin Takahashi
                                 -------------------------------------
                                        ALVIN TAKAHASHI
                                   Its  REAL ESTATE LOAN OFFICER
                                                                         "Agent"






STATE OF HAWAII               )
                              )    SS:
CITY AND COUNTY OF HONOLULU   )


          On this 27th day of April, 1998, personally appeared ALVIN TAKAHASHI, to me personally known, who, being by me duly sworn or affirmed did say that such person(s) executed the foregoing instrument as the free act and deed of such person(s), and if applicable, in the capacity shown, having been duly authorized to execute such instrument in such capacity.



                                   Ramona K. Wright

                                   /s/ Ramona K. Wright
                                   -----------------------------------
                                   Notary Public, State of Hawaii

                                   My commission Expires:  9/4/00
                                                         -------------


                                         -2-